Exhibit 4.2
INDENTURE

DATED AS OF MAY 1, 2023
_______________

DTE ELECTRIC COMPANY
formerly known as
The Detroit Edison Company
(One Energy Plaza, Detroit, Michigan 48226)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(500 Ross Street, 12th Floor, Pittsburgh, PA 15262)

AS TRUSTEE
_______________

SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
DATED AS OF OCTOBER 1, 1924

PROVIDING FOR

(A) GENERAL AND REFUNDING MORTGAGE BONDS,
2023 SERIES DT

AND

(B) RECORDING AND FILING DATA

TABLE OF CONTENTS*

—————————
*This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.	SUPPLEMENTAL INDENTURE, dated as of the 1st day of May, in the year 2023, between DTE ELECTRIC COMPANY, formerly known as The Detroit Edison Company, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the “Company”), party of the first part, and The Bank of New York Mellon Trust Company, N.A., a trust company organized and existing under the laws of the United States, having a corporate trust agency office at 500 Ross Street, 12th Floor, Pittsburgh, Pennsylvania, 15262, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the “Trustee”), party of the second part.

ORIGINAL INDENTURE AND SUPPLEMENTAL INDENTURES.	WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971, November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980, April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986, January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June 15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993, March 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994, August 1, 1995, August 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1, 2000, March 15, 2001, May 1, 2001, August 15, 2001, September 15, 2001, September 17, 2002, October 15, 2002, December 1, 2002, August 1, 2003, March 15, 2004, July 1, 2004, February 1, 2005, April 1, 2005, August 1, 2005, September 15, 2005, September 30, 2005, May 15, 2006, December 1, 2006, December 1, 2007, April 1, 2008, May 1, 2008, June 1, 2008, July 1, 2008, October 1, 2008, December 1, 2008, March 15, 2009, November 1, 2009, August 1, 2010, September 1, 2010, December 1, 2010, March 1, 2011, May 15, 2011, August 1, 2011, August 15, 2011, September 1, 2011, June 20, 2012, March 15, 2013, August 1, 2013 June 1, 2014, July 1, 2014, March 1, 2015, May 1, 2016, August 1, 2017, May 1, 2018, February 1, 2019, February 1, 2020, April 1, 2020, March 1, 2021, February 1, 2022, and March 1,2023 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the “Indenture”); and

ISSUE OF BONDS UNDER INDENTURE.	WHEREAS, the Indenture provides that said bonds shall be issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.	WHEREAS, bonds in the principal amount of Twenty-four billion, two hundred three million, fifty-seven thousand dollars ($24,203,057,000) have heretofore been issued under the indenture as follows, viz:

(1)	Bonds of Series A	— Principal Amount $26,016,000,

(2)	Bonds of Series B	— Principal Amount $23,000,000,

(3)	Bonds of Series C	— Principal Amount $20,000,000,

(4)	Bonds of Series D	— Principal Amount $50,000,000,

(5)	Bonds of Series E	— Principal Amount $15,000,000,

(6)	Bonds of Series F	— Principal Amount $49,000,000,

(7)	Bonds of Series G	— Principal Amount $35,000,000,

(8)	Bonds of Series H	— Principal Amount $50,000,000,

(9)	Bonds of Series I	— Principal Amount $60,000,000,

(10)	Bonds of Series J	— Principal Amount $35,000,000,

(11)	Bonds of Series K	— Principal Amount $40,000,000,

(12)	Bonds of Series L	— Principal Amount $24,000,000,

(13)	Bonds of Series M	— Principal Amount $40,000,000,

(14)	Bonds of Series N	— Principal Amount $40,000,000,

(15)	Bonds of Series O	— Principal Amount $60,000,000,

(16)	Bonds of Series P	— Principal Amount $70,000,000,

(17)	Bonds of Series Q	— Principal Amount $40,000,000,

(18)	Bonds of Series W	— Principal Amount $50,000,000,

(19)	Bonds of Series AA	— Principal Amount $100,000,000,

(20)	Bonds of Series BB	— Principal Amount $50,000,000,

(21)	Bonds of Series CC	— Principal Amount $50,000,000,

(22)	Bonds of Series UU	— Principal Amount $100,000,000,

(23-31)	Bonds of Series DDP Nos. 1-9	— Principal Amount $14,305,000,

(32-45)	Bonds of Series FFR Nos. 1-14	— Principal Amount $45,600,000,

(46-67)	Bonds of Series GGP Nos. 1-22	— Principal Amount $42,300,000,

(68)	Bonds of Series HH	— Principal Amount $50,000,000,

(69-90)	Bonds of Series IIP Nos. 1-22	— Principal Amount $3,750,000,

(91-98)	Bonds of Series JJP Nos. 1-8	— Principal Amount $6,850,000,

(99-107)	Bonds of Series KKP Nos. 1-9	— Principal Amount $34,890,000,

(108-122)	Bonds of Series LLP Nos. 1-15	— Principal Amount $8,850,000,

(123-143)	Bonds of Series NNP Nos. 1-21	— Principal Amount $47,950,000,

(144-161)	Bonds of Series OOP Nos. 1-18	— Principal Amount $18,880,000,

(162-180)	Bonds of Series QQP Nos. 1-19	— Principal Amount $13,650,000,

(181-195)	Bonds of Series TTP Nos. 1-15	— Principal Amount $3,800,000,

(196)	Bonds of 1980 Series A	— Principal Amount $50,000,000,

(197-221)	Bonds of 1980 Series CP Nos. 1-25	— Principal Amount $35,000,000,

(222-232)	Bonds of 1980 Series DP Nos. 1-11	— Principal Amount $10,750,000,

(233-248)	Bonds of 1981 Series AP Nos. 1-16	— Principal Amount $124,000,000,

(249)	Bonds of 1985 Series A	— Principal Amount $35,000,000,

(250)	Bonds of 1985 Series B	— Principal Amount $50,000,000,

(251)	Bonds of Series PP	— Principal Amount $70,000,000,

(252)	Bonds of Series RR	— Principal Amount $70,000,000,

(253)	Bonds of Series EE	— Principal Amount $50,000,000,

(254-255)	Bonds of Series MMP and MMP No. 2	— Principal Amount $5,430,000,

(256)	Bonds of Series T	— Principal Amount $75,000,000,

(257)	Bonds of Series U	— Principal Amount $75,000,000,

(258)	Bonds of 1986 Series B	— Principal Amount $100,000,000,

(259)	Bonds of 1987 Series D	— Principal Amount $250,000,000,

(260)	Bonds of 1987 Series E	— Principal Amount $150,000,000,

(261)	Bonds of 1987 Series C	— Principal Amount $225,000,000,

(262)	Bonds of Series V	— Principal Amount $100,000,000,

(263)	Bonds of Series SS	— Principal Amount $150,000,000,

(264)	Bonds of 1980 Series B	— Principal Amount $100,000,000,

(265)	Bonds of 1986 Series C	— Principal Amount $200,000,000,

(266)	Bonds of 1986 Series A	— Principal Amount $200,000,000,

(267)	Bonds of 1987 Series B	— Principal Amount $175,000,000,

(268)	Bonds of Series X	— Principal Amount $100,000,000,

(269)	Bonds of 1987 Series F	— Principal Amount $200,000,000,

(270)	Bonds of 1987 Series A	— Principal Amount $300,000,000,

(271)	Bonds of Series Y	— Principal Amount $60,000,000,

(272)	Bonds of Series Z	— Principal Amount $100,000,000,

(273)	Bonds of 1989 Series A	— Principal Amount $300,000,000,

(274)	Bonds of 1984 Series AP	— Principal Amount $2,400,000,

(275)	Bonds of 1984 Series BP	— Principal Amount $7,750,000,

(276)	Bonds of Series R	— Principal Amount $100,000,000,

(277)	Bonds of Series S	— Principal Amount $150,000,000,

(278)	Bonds of 1993 Series D	— Principal Amount $100,000,000,

(279)	Bonds of 1992 Series E	— Principal Amount $50,000,000,

(280)	Bonds of 1993 Series B	— Principal Amount $50,000,000,

(281)	Bonds of 1989 Series BP	— Principal Amount $66,565,000,

(282)	Bonds of 1990 Series A	— Principal Amount $194,649,000,

(283)	Bonds of 1990 Series D	— Principal Amount $0,

(284)	Bonds of 1993 Series G	— Principal Amount $225,000,000,

(285)	Bonds of 1993 Series K	— Principal Amount $160,000,000,

(286)	Bonds of 1991 Series EP	— Principal Amount $41,480,000,

(287)	Bonds of 1993 Series H	— Principal Amount $50,000,000,

(288)	Bonds of 1999 Series D	— Principal Amount $40,000,000,

(289)	Bonds of 1991 Series FP	— Principal Amount $98,375,000,

(290)	Bonds of 1992 Series BP	— Principal Amount $20,975,000,

(291)	Bonds of 1992 Series D	— Principal Amount $300,000,000,

(292)	Bonds of 1992 Series CP	— Principal Amount $35,000,000,

(293)	Bonds of 1993 Series C	— Principal Amount $225,000,000,

(294)	Bonds of 1993 Series E	— Principal Amount $400,000,000,

(295)	Bonds of 1993 Series J	— Principal Amount $300,000,000,

(296-301)	Bonds of Series KKP Nos. 10-15	— Principal Amount $179,590,000,

(302)	Bonds of 1989 Series BP No. 2	— Principal Amount $36,000,000,

(303)	Bonds of 1993 Series FP	— Principal Amount $5,685,000,

(304)	Bonds of 1993 Series IP	— Principal Amount $5,825,000,

(305)	Bonds of 1994 Series AP	— Principal Amount $7,535,000,

(306)	Bonds of 1994 Series BP	— Principal Amount $12,935,000,

(307)	Bonds of 1994 Series DP	— Principal Amount $23,700,000,

(308)	Bonds of 1994 Series C	— Principal Amount $200,000,000,

(309)	Bonds of 2000 Series A	— Principal Amount $220,000,000,

(310)	Bonds of 2005 Series A	— Principal Amount $200,000,000,

(311)	Bonds of 1995 Series AP	— Principal Amount $97,000,000,

(312)	Bonds of 1995 Series BP	— Principal Amount $22,175,000,

(313)	Bonds of 2001 Series D	— Principal Amount $200,000,000,

(314)	Bonds of 2005 Series B	— Principal Amount $200,000,000,

(315)	Bonds of 2006 Series CT	— Principal Amount $68,500,000,

(316)	Bonds of 2005 Series DT	— Principal Amount $119,175,000,

(317)	Bonds of 1991 Series AP	— Principal Amount $32,375,000,

(318)	Bonds of 2008 Series DT	— Principal Amount $68,500,000,

(319)	Bonds of 1993 Series AP	— Principal Amount $65,000,000,

(320)	Bonds of 2001 Series E	— Principal Amount $500,000,000,

(321)	Bonds of 2001 Series AP	— Principal Amount $31,000,000,

(322)	Bonds of 1991 Series BP	— Principal Amount $25,910,000,

(323)	Bonds of 2001 Series BP	— Principal Amount $82,350,000,

(324)	Bonds of 1999 Series AP	— Principal Amount $118,360,000,

(325)	Bonds of 1999 Series CP	— Principal Amount $66,565,000,

(326)	Bonds of 1999 Series BP	— Principal Amount $39,745,000,

(327)	Bonds of 2001 Series CP	— Principal Amount $139,855,000,

(328)	Bonds of 2000 Series B	— Principal Amount $50,745,000,

(329)	Bonds of 2002 Series A	— Principal Amount $225,000,000,

(330)	Bonds of 2002 Series C	— Principal Amount $64,300,000,

(331)	Bonds of 2002 Series D	— Principal Amount $55,975,000,

(332)	Bonds of 2009 Series CT	— Principal Amount $65,000,000,

(333)	Bonds of 2003 Series A	— Principal Amount $49,000,000,

(334)	Bonds of 2008 Series J	— Principal Amount $250,000,000,

(335)	Bonds of 2008 Series LT	— Principal Amount $50,000,000

(336)	Bonds of 1990 Series C	— Principal Amount $85,475,000,

(337)	Bonds of 1990 Series F	— Principal Amount $0,

(338)	Bonds of 2011 Series AT	— Principal Amount $31,000,000,

(339)	Bonds of 2004 Series B	— Principal Amount $31,980,000,

(340)	Bonds of 2004 Series A	— Principal Amount $36,000,000,

(341)	Bonds of 2009 Series BT	— Principal Amount $68,5000,000,

(342)	Bonds of 2004 Series D	— Principal Amount $200,000,000,

(343)	Bonds of 2005 Series AR	— Principal Amount $200,000,000,

(344)	Bonds of 2010 Series CT	— Principal Amount $19,855,000,

(345)	Bonds of 1990 Series B	— Principal Amount $256,932,000,

(346)	Bonds of 1990 Series E	— Principal Amount $0,

(347)	Bonds of 2008 Series G	— Principal Amount $300,000,000,

(348)	Bonds of 2008 Series KT	— Principal Amount $32,375,000,

(349)	Bonds of 2010 Series B	— Principal Amount $300,000,000,

(350)	Bonds of 2010 Series A	— Principal Amount $300,000,000

(351)	Bonds of 1991 Series CP	— Principal Amount $32,800,000,

(352)	Bonds of 1991 Series DP	— Principal Amount $37,600,000,

(353)	Bonds of 2011 Series B	— Principal Amount $250,000,000

(354)	Bonds of 1992 Series AP	— Principal Amount $66,000,000, and

(355)	Bonds of 2012 Series A	— Principal Amount $250,000,000

all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(356)	Bonds of 2002 Series B in the principal amount of Two hundred twenty-fifty million dollars ($225,000,000) all of which are outstanding at the date hereof;

(357)	Bonds of 2005 Series BR in the principal amount of Two hundred million dollars ($200,000,000) all of which are outstanding at the date hereof;

(358)	Bonds of 2005 Series C in the principal amount of One hundred million dollars ($100,000,000) all of which are outstanding at the date hereof;

(359)	Bonds of 2005 Series E in the principal amount of Two hundred fifty million dollars ($250,000,000) all of which are outstanding at the date hereof;

(360)	Bonds of 2006 Series A in the principal amount of Two hundred fifty million dollars ($250,000,000) all of which are outstanding at the date hereof;

(361)	Bonds of 2007 Series A in the principal amount of Fifty million dollars ($50,000,000) all of which are outstanding at the date hereof;

(362)	Bonds of 2008 Series ET in the principal amount of One hundred nineteen million one hundred seventy-five dollars ($119,175,000) of which fifty-nine million one hundred seventy-five thousand dollars ($59,175,000) are outstanding at the date hereof;

(363)	Bonds of 2011 Series D in the principal amount of One hundred two million dollars ($102,000,000) all of which are outstanding at the date hereof

(364)	Bonds of 2011 Series E in the principal amount of Seventy-seven million dollars ($77,000,000) all of which are outstanding at the date hereof

(365)	Bonds of 2011 Series F in the principal amount of Forty-six million dollars ($46,000,000) all of which are outstanding at the date hereof

(366)	Bonds of 2011 Series GT in the principal amount of Eighty-two million three hundred fifty thousand dollars ($82,350,000) all of which are outstanding at the date hereof

(367)	Bonds of 2011 Series H in the principal amount of One hundred forty million dollars ($140,000,000) all of which are outstanding at the date hereof

(368)	Bonds of 2012 Series B in the principal amount of Two hundred fifty million dollars ($250,000,000) all of which are outstanding at the date hereof

(369)	Bonds of 2013 Series A in the principal amount of Three hundred seventy-five million dollars ($375,000,000) all of which are outstanding at the date hereof

(370)	Bonds of 2013 Series B in the principal amount of Four hundred million dollars ($400,000,000) all of which are outstanding at the date hereof

(371)	Bonds of 2014 Series A in the principal amount of one hundred million dollars ($100,000,000) all of which are outstanding at the date hereof

(372)	Bonds of 2014 Series B in the principal amount of One hundred fifty million dollars ($150,000,000) all of which are outstanding at the date hereof

(373)	Bonds of 2014 Series D in the principal amount of Three hundred and fifty million dollars ($350,000,000) all of which are outstanding at the date hereof;

(374)	Bonds of 2014 Series E in the principal amount of Three hundred and fifty million dollars ($350,000,000) all of which are outstanding at the date hereof;

(375)	Bonds of 2015 Series A in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

(376)	Bonds of 2016 Series A in the principal amount of Three hundred million dollars ($300,000,000) all of which are outstanding at the date hereof;

(377)	Bonds of 2017 Series B in the principal amount of Four hundred forty million dollars ($440,000,000) all of which are outstanding at the date hereof;

(378)	Bonds of 2018 Series A in the principal amount of Five hundred twenty-five million dollars ($525,000,000) all of which are outstanding at the date hereof,

(379)	Bond of 2019 Series A in the principal amount of Six hundred fifty million dollars ($650,000,000) all of which are outstanding at the date hereof,

(380)	Bonds of 2020 Series A in the principal amount of Six hundred million dollars ($600,000,000) all of which are outstanding at the date hereof,

(381)	Bonds of 2020 Series B in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof,

(382)	Bonds of 2020 Series C in the principal amount of Six hundred million dollars ($600,000,000) all of which are outstanding at the date hereof,

(383)	Bonds of 2021 Green Series A in the principal amount of Five hundred seventy-five million dollars ($575,000,000) all of which are outstanding at the date hereof,

(384)	Bonds of 2021 Green Series B in the principal amount of Four hundred twenty-five million dollars ($425,000,000) all of which are outstanding at the date hereof,

(385)	Bonds of 2022 Series A in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof,

(386)	Bonds of 2022 Green Series B in the principal amount of Four hundred million dollars ($400,000,000) all of which are outstanding at the date hereof,

(387)	Bonds of 2023 Series A in the principal amount of Six Hundred million dollars ($600,000,000) all of which are outstanding at the date hereof;

(388)	Bonds of 2023 Series B in the principal amount of Six Hundred million dollars ($600,000,000) all of which are outstanding at the date hereof;

accordingly, the Company has issued and has presently outstanding Ten billion, seven hundred seven-one million, five hundred twenty-five thousand dollars ($10,771,525,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the “Bonds”) at the date hereof.

REASON FOR CREATION OF NEW SERIES.	WHEREAS, the Company will enter into a Loan Agreement, dated as of May 1, 2023, with the Michigan Strategic Fund in connection with the issuance of the Limited Obligation Revenue Bonds (DTE Electric Company Exempt Facilities Project). Collateralized Series 2023DT, and pursuant to such Loan Agreement the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure the Company’s obligations under the Loan Agreement; and

BONDS TO BE 2023 SERIES DT.	WHEREAS, the Company desires by this Supplemental Indenture to create two new series of bonds, to be designated “General and Refunding Mortgage Bonds, 2023 Series DT,” in the aggregate principal amount of One hundred million dollars ($100,000,000), to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

FURTHER ASSURANCE.	WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF SUPPLEMENTAL INDENTURE.	WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR SUPPLEMENTAL INDENTURE.	NOW, THEREFORE, THIS INDENTURE WITNESSETH: That DTE Electric Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

PART I. CREATION OF THREE HUNDRED EIGHTY-NINTH SERIES OF BONDS, GENERAL AND REFUNDING MORTGAGE BONDS, 2023 SERIES DT

TERMS OF BONDS OF 2023 SERIES DT.	SECTION 1. The Company hereby creates the three hundred eighty-ninth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2023 Series DT” (elsewhere herein referred to as the “bonds of 2023 Series DT”). The aggregate principal amount of bonds of 2023 Series DT shall be limited to One hundred million dollars ($100,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

Each bond of 2023 Series DT is to be irrevocably assigned to, and registered in the name of, The Bank of New York Mellon Trust Company, N.A., as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the “MSF Indenture Trustee”), under the Trust Indenture, dated as of May 1, 2023, as supplemented (the “MSF Indenture”), between the Michigan Strategic Fund and the MSF Indenture Trustee, to secure payment of the Michigan Strategic Fund Limited Obligation Revenue Bonds (DTE Electric Company Exempt Facilities Project), Collateralized Series 2023DT (the “MSF Bonds”), issued by the MSF under the MSF Indenture, the proceeds of which are to be loaned to the Company pursuant to the provisions of the Loan Agreement dated as of May 1, 2023 (the “Loan Agreement”) in order to provide funds for financing of the acquisition, construction, and equipping of certain solid waste disposal facilities by the Company.

The bonds of 2023 Series DT shall be issued as registered bonds without coupons in denominations of $5,000 or any integral multiple of $5,000 in excess thereof. The bonds of 2023 Series DT shall be issued in the aggregate principal amount of $100,000,000, shall mature on June 1, 2053 (subject to earlier redemption or release) and shall bear interest at the rate of interest established for the MSF Bonds from time to time in accordance with the MSF Indenture, payable on such dates as interest shall be payable on the MSF Bonds, until the principal thereof shall have become due and payable and thereafter until the Company’s obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. In addition to the payment of principal and interest as provided herein, in the event any premium (as provided for in the MSF Indenture) shall be required to be paid by the Company on the MSF Bonds, there shall be due and payable on the bonds of 2023 Series DT an additional amount equal to such premium which shall be paid by the Company in the amounts and on the dates required for the payment of any such amounts under the MSF Indenture.

The bonds of 2023 Series DT shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2023 Series DT shall be payable, as to principal, premium, if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

Except as provided herein, each bond of 2023 Series DT shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the next preceding date to which interest has been paid on bonds of 2023 Series DT, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to the first date on which interest is payable on the MSF Bonds, in which case interest shall be payable from June 1, 2023.

The bonds of 2023 Series DT in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2023 Series DT). Until bonds of 2023 Series DT in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2023 Series DT in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2023 Series DT if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2023 Series DT, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2023 Series DT that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the record date for the MSF Bonds with respect to such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2023 Series DT, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2023 Series DT issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2023 Series DT issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2023 Series DT not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

Bonds of 2023 Series DT shall not be assignable or transferable except as may be set forth under Section 14.02 of the MSF Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the MSF Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2023 Series DT shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2023 Series DT upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2023 Series DT during any period of ten (10) days next preceding any redemption date for such bonds...

Bonds of 2023 Series DT, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the MSF Indenture.

Upon payment of the principal or premium, if any, or interest on the MSF Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article VIII of the MSF Indenture, bonds of 2023 Series DT in a principal amount equal to the principal amount of such MSF Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

In the event the Company desires to provide for the payment of bonds of 2023 Series DT, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of MSF Bonds or take such action as shall be required by Article VIII of the MSF Indenture to defease an equal principal amount of MSF Bonds.

Any amount payable by the Company in respect of principal of bonds of 2023 Series DT, whether at maturity or prior to maturity by redemption or upon acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of MSF Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of MSF Bonds in accordance with the MSF Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amount as shall be necessary to make up for the deficiency.

REDEMPTION OF BONDS OF 2023 SERIES DT.	SECTION 2. Bonds of 2023 Series DT shall be redeemed on the respective dates and in the respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the MSF Bonds.

In the event the Company elects to redeem any MSF Bonds prior to maturity in accordance with the provisions of the MSF Indenture, the Company shall give the Trustee notice of redemption of bonds of 2023 Series DT on the same date as it gives notice of redemption of MSF Bonds to the MSF Indenture Trustee.

REDEMPTION OF BONDS OF 2023 SERIES DT IN EVENT OF ACCELERATION OF MSF BONDS.	SECTION 3. In the event of an Event of Default under the MSF Indenture and the acceleration of all MSF Bonds, the bonds of 2023 Series DT shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a “Redemption Demand”) from the MSF Indenture Trustee stating that there has occurred under the MSF Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the MSF Bonds, specifying the last date to which interest on the MSF Bonds has been paid (such date being hereinafter referred to as the “Initial Interest Accrual Date”) and demanding redemption of the bonds of said series. The Trustee shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the “Demand Redemption Date”). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the “Demand Redemption Notice”) to the MSF Indenture Trustee not more than ten (10) nor less than five (5) days prior to the Demand Redemption Date.

Each bond of 2023 Series DT shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the MSF Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all MSF Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 9.03 of the MSF Indenture, the MSF Indenture Trustee has terminated proceedings to enforce any right under the MSF Indenture, then any Redemption Demand shall thereby be rescinded by the MSF Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the MSF Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF 2023 SERIES DT.	SECTION 4. The bonds of 2023 Series DT and the form of Trustee’s Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

DTE ELECTRIC COMPANY GENERAL AND REFUNDING MORTGAGE BOND 2023 SERIES DT

Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of May 1, 2023 between the Michigan Strategic Fund and The Bank of New York Mellon Trust Company, N.A., as MSF Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

$______________ No. R-___

DTE ELECTRIC COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A., as MSF Indenture Trustee, or registered assigns, at the Company’s office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ______________________ Dollars ($__________) in lawful money of the United States of America on June 1, 2053 (subject to earlier redemption or release) and interest thereon at the rate of interest established for the MSF Bonds from time to time in accordance with the MSF Indenture, in like lawful money, from June 1, 2023, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, on such dates as interest shall be payable on the MSF Bonds, until the Company’s obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued. In addition to the payment of principal and interest on bonds of this Series, in the event any premium (as provided for in the MSF Indenture hereinafter referred to) shall be required to be paid by the Company on the MSF Bonds, there shall be due and payable on the bonds of this Series an additional amount equal to such premium which shall be paid by the Company in the amounts and on the dates required for the payment of any such amounts under the MSF Indenture.

Under a Trust Indenture, dated as of May 1, 2023 (hereinafter called the “MSF Indenture”), between the Michigan Strategic Fund and The Bank of New York Mellon Trust Company, N.A., as trustee (hereinafter called the “MSF Indenture Trustee”), the Michigan Strategic Fund has issued its Limited Obligation Revenue Bonds (DTE Electric Company Exempt Facilities Project), Collateralized Series 2023DT (the “MSF Bonds”). This bond was originally issued to the Michigan Strategic Fund and simultaneously irrevocably assigned to the MSF Indenture Trustee so as to secure the Company’s obligations under the Loan Agreement. Payments of principal of, or premium (as provided for in the MSF Indenture), if any, or interest on, the MSF Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2023 Series DT, limited to an aggregate principal amount of $100,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of May 1, 2023) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of May 1, 2023, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company’s interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is redeemable upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the MSF Indenture Trustee following the occurrence of an Event of Default under the MSF Indenture and the acceleration of the principal of the MSF Bonds.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2023 Series DT (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

In the event the Company desires to provide for the payment of bonds of 2023 Series DT, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of MSF Bonds or take such action as shall be required by Article VIII of the MSF Indenture to defease an equal principal amount of MSF Bonds.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Any amount payable by the Company in respect of principal of bonds of 2023 Series DT, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of MSF Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of MSF Bonds in accordance with the MSF Indenture.

Upon payment of the principal of, or premium, if any, or interest on, the MSF Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article VIII of the MSF Indenture, bonds of 2023 Series DT in a principal amount equal to the principal amount of such MSF Bonds, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

This bond is not assignable or transferable except as set forth under Section 14.02 of the MSF Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the MSF Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

This bond is not assignable or transferable except as set forth under Section 14.02 of the MSF Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the MSF Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose until The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, DTE ELECTRIC COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _________________
DTE ELECTRIC COMPANY
By: ________________________________
Name:
Title:

[Corporate Seal]

Attest:

By: __________________________
Name:
Title:

[FORM OF TRUSTEE’S CERTIFICATE]

FORM OF TRUSTEES CERTIFICATE	This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: ________________________________
Authorized Representative

Dated: _________________

PART III.

RECORDING AND FILING DATA

RECORDING AND FILING OF ORIGINAL INDENTURE	The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.
The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Mason County, Michigan as set forth in the Supplemental Indenture dated as of June 15, 1971, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been recorded as a real estate mortgage in the office of the Register of Deeds of Gratiot County, Michigan on June 18, 2012 at Liber 923 Page 772, has been recorded as a real estate mortgage in the office of the Register of Deeds of Midland County, Michigan on June 18, 2012 at Liber 1555 Page 504, has been recorded as a real estate mortgage in the office of the Register of Deeds of Montcalm County, Michigan on March 6, 2015 at Document Number 2015R-03220, has been recorded as a real estate mortgage in the office of the Register of Deeds of Saginaw County, Michigan on May 4, 2023 at Document Number 2023011128, has been recorded as a real estate mortgage in the office of the Register of Deeds of Delta County, Michigan on May 8, 2023 at Liber 1366 Page 424, has been recorded as a real estate mortgage in the office of the Register of Deeds of Isabella County, Michigan on May 12, 2023 at Liber 1900 Page 4973, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURES	Pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto heretofore entered into have been Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission or the Surface Transportation Board, as set forth in supplemental indentures as follows:

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

June 1, 1925(a)(b)	Series B Bonds	February 1, 1940
August 1, 1927(a)(b)	Series C Bonds	February 1, 1940
February 1, 1931(a)(b)	Series D Bonds	February 1, 1940
June 1, 1931(a)(b)	Subject Properties	February 1, 1940
October 1, 1932(a)(b)	Series E Bonds	February 1, 1940
September 25, 1935(a)(b)	Series F Bonds	February 1, 1940
September 1, 1936(a)(b)	Series G Bonds	February 1, 1940
November 1, 1936(a)(b)	Subject Properties	February 1, 1940
February 1, 1940(a)(b)	Subject Properties	September 1, 1947
December 1, 1940(a)(b)	Series H Bonds and Additional Provisions	September 1, 1947
September 1, 1947(a)(b)(c)	Series I Bonds, Subject Properties and Additional Provisions	November 15, 1951
March 1, 1950(a)(b)(c)	Series J Bonds and Additional Provisions	November 15, 1951
November 15, 1951(a)(b)(c)	Series K Bonds, Additional Provisions and Subject Properties	January 15, 1953
January 15, 1953(a)(b)	Series L Bonds	May 1, 1953

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

May 1, 1953(a)	Series M Bonds and Subject Properties	March 15, 1954
March 15, 1954(a)(c)	Series N Bonds and Subject Properties	May 15, 1955
May 15, 1955(a)(c)	Series O Bonds and Subject Properties	August 15, 1957
August 15, 1957(a)(c)	Series P Bonds, Additional Provisions and Subject Properties	June 1, 1959
June 1, 1959(a)(c)	Series Q Bonds and Subject Properties	December 1, 1966
December 1, 1966(a)(c)	Series R Bonds, Additional Provisions and Subject Properties	October 1, 1968
October 1, 1968(a)(c)	Series S Bonds and Subject Properties	December 1, 1969
December 1, 1969(a)(c)	Series T Bonds and Subject Properties	July 1, 1970
July 1, 1970(c)	Series U Bonds and Subject Properties	December 15, 1970
December 15, 1970(c)	Series V Bonds and Series W Bonds	June 15, 1971
June 15, 1971(c)	Series X Bonds and Subject Properties	November 15, 1971
November 15, 1971(c)	Series Y Bonds and Subject Properties	January 15, 1973
January 15, 1973(c)	Series Z Bonds and Subject Properties	May 1, 1974
May 1, 1974	Series AA Bonds and Subject Properties	October 1, 1974
October 1, 1974	Series BB Bonds and Subject Properties	January 15, 1975
January 15, 1975	Series CC Bonds and Subject Properties	November 1, 1975
November 1, 1975	Series DDP Nos. 1-9 Bonds and Subject Properties	December 15, 1975
December 15, 1975	Series EE Bonds and Subject Properties	February 1, 1976
February 1, 1976	Series FFR Nos. 1-13 Bonds	June 15, 1976
June 15, 1976	Series GGP Nos. 1-7 Bonds and Subject Properties	July 15, 1976
July 15, 1976	Series HH Bonds and Subject Properties	February 15, 1977
February 15, 1977	Series MMP Bonds and Subject Properties	March 1, 1977
March 1, 1977	Series IIP Nos. 1-7 Bonds, Series JJP Nos. 1-7 Bonds, Series KKP Nos. 1-7 Bonds and Series LLP Nos. 1-7 Bonds	June 15, 1977
June 15, 1977	Series FFR No. 14 Bonds and Subject Properties	July 1, 1977
July 1, 1977	Series NNP Nos. 1-7 Bonds and Subject Properties	October 1, 1977
October 1, 1977	Series GGP Nos. 8-22 Bonds and Series OOP Nos. 1-17 Bonds and Subject Properties	June 1, 1978
June 1, 1978	Series PP Bonds, Series QQP Nos. 1-9 Bonds and Subject Properties	October 15, 1978
October 15, 1978	Series RR Bonds and Subject Properties	March 15, 1979
March 15, 1979	Series SS Bonds and Subject Properties	July 1, 1979
July 1, 1979	Series IIP Nos. 8-22 Bonds, Series NNP Nos. 8-21 Bonds and Series TTP Nos. 1-15 Bonds and Subject Properties	September 1, 1979

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

September 1, 1979	Series JJP No. 8 Bonds, Series KKP No. 8 Bonds, Series LLP Nos. 8-15 Bonds, Series MMP No. 2 Bonds and Series OOP No. 18 Bonds and Subject Properties	September 15, 1979
September 15, 1979	Series UU Bonds	January 1, 1980
January 1, 1980	1980 Series A Bonds and Subject Properties	April 1, 1980
April 1, 1980	1980 Series B Bonds	August 15, 1980
August 15, 1980	Series QQP Nos. 10-19 Bonds, 1980 Series CP Nos. 1-12 Bonds and 1980 Series DP No. 1-11 Bonds and Subject Properties	August 1, 1981
August 1, 1981	1980 Series CP Nos. 13-25 Bonds and Subject Properties	November 1, 1981
November 1, 1981	1981 Series AP Nos. 1-12 Bonds	June 30, 1982
June 30, 1982	Article XIV Reconfirmation	August 15, 1982
August 15, 1982	1981 Series AP Nos. 13-14 Bonds and Subject Properties	June 1, 1983
June 1, 1983	1981 Series AP Nos. 15-16 Bonds and Subject Properties	October 1, 1984
October 1, 1984	1984 Series AP Bonds and 1984 Series BP Bonds and Subject Properties	May 1, 1985
May 1, 1985	1985 Series A Bonds	May 15, 1985
May 15, 1985	1985 Series B Bonds and Subject Properties	October 15, 1985
October 15, 1985	Series KKP No. 9 Bonds and Subject Properties	April 1, 1986
April 1, 1986	1986 Series A Bonds and Subject Properties	August 15, 1986
August 15, 1986	1986 Series B Bonds and Subject Properties	November 30, 1986
November 30, 1986	1986 Series C Bonds	January 31, 1987
January 31, 1987	1987 Series A Bonds	April 1, 1987
April 1, 1987	1987 Series B Bonds and 1987 Series C Bonds	August 15, 1987
August 15, 1987	1987 Series D Bonds, 1987 Series E Bonds and Subject Properties	November 30, 1987
November 30, 1987	1987 Series F Bonds	June 15, 1989
June 15, 1989	1989 Series A Bonds	July 15, 1989
July 15, 1989	Series KKP No. 10 Bonds	December 1, 1989
December 1, 1989	Series KKP No. 11 Bonds and 1989 Series BP Bonds	February 15, 1990
February 15, 1990	1990 Series A Bonds, 1990 Series B Bonds, 1990 Series C Bonds, 1990 Series D Bonds, 1990 Series E Bonds and 1990 Series F Bonds	November 1, 1990

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

November 1, 1990	Series KKP No. 12 Bonds	April 1, 1991
April 1, 1991	1991 Series AP Bonds	May 1, 1991
May 1, 1991	1991 Series BP Bonds and 1991 Series CP Bonds	May 15, 1991
May 15, 1991	1991 Series DP Bonds	September 1, 1991
September 1, 1991	1991 Series EP Bonds	November 1, 1991
November 1, 1991	1991 Series FP Bonds	January 15, 1992
January 15, 1992	1992 Series BP Bonds	February 29, 1992 and April 15, 1992
February 29, 1992	1992 Series AP Bonds	April 15, 1992
April 15, 1992	Series KKP No. 13 Bonds	July 15, 1992
July 15, 1992	1992 Series CP Bonds	November 30, 1992
July 31, 1992	1992 Series D Bonds	November 30, 1992
November 30, 1992	1992 Series E Bonds and 1993 Series B Bonds	March 15, 1993
December 15, 1992	Series KKP No. 14 Bonds and 1989 Series BP No. 2 Bonds	March 15, 1993
January 1, 1993	1993 Series C Bonds	April 1, 1993
March 1, 1993	1993 Series E Bonds	June 30, 1993
March 15, 1993	1993 Series D Bonds	September 15, 1993
April 1, 1993	1993 Series FP Bonds and 1993 Series IP Bonds	September 15, 1993
April 26, 1993	1993 Series G Bonds and Amendment of Article II, Section 5	September 15, 1993
May 31, 1993	1993 Series J Bonds	September 15, 1993
June 30, 1993	1993 Series AP Bonds	(d)
June 30, 1993	1993 Series H Bonds	(d)
September 15, 1993	1993 Series K Bonds	March 1, 1994
March 1, 1994	1994 Series AP Bonds	June 15, 1994
June 15, 1994	1994 Series BP Bonds	December 1, 1994
August 15, 1994	1994 Series C Bonds	December 1, 1994
December 1, 1994	Series KKP No. 15 Bonds and 1994 Series DP Bonds	August 1, 1995
August 1, 1995	1995 Series AP Bonds and 1995 Series BP Bonds	August 1, 1999
August 1, 1999	1999 Series AP Bonds, 1999 Series BP Bonds and 1999 Series CP Bonds	(d)
August 15, 1999	1999 Series D Bonds	(d)
January 1, 2000	2000 Series A Bonds	(d)
April 15, 2000	Appointment of Successor Trustee	(d)
August 1, 2000	2000 Series BP Bonds	(d)
March 15, 2001	2001 Series AP Bonds	(d)
May 1, 2001	2001 Series BP Bonds	(d)

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

August 15, 2001	2001 Series CP Bonds	(d)
September 15, 2001	2001 Series D Bonds and 2001 Series E Bonds	(d)
September 17, 2002	Amendment of Article XIII, Section 3 and Appointment of Successor Trustee	(d)
October 15, 2002	2002 Series A Bonds and 2002 Series B Bonds	(d)
December 1, 2002	2002 Series C Bonds and 2002 Series D Bonds	(d)
August 1, 2003	2003 Series A Bonds	(d)
March 15, 2004	2004 Series A Bonds and 2004 Series B Bonds	(d)
July 1, 2004	2004 Series D Bonds	(d)
February 1, 2005	2005 Series A Bonds and 2005 Series B Bonds	May 15, 2006
April 1, 2005	2005 Series AR Bonds and 2005 Series BR Bonds	May 15, 2006
August 1, 2005	2005 Series DT Bonds	May 15, 2006
September 15, 2005	2005 Series C Bonds	May 15, 2006
September 30, 2005	2005 Series E Bonds	May 15, 2006
May 15, 2006	2006 Series A Bonds	December 1, 2006
December 1, 2006	2006 Series CT Bonds	December 1, 2007
December 1, 2007	2007 Series A Bonds	April 1, 2008
April 1, 2008	2008 Series DT Bonds	May 1, 2008
May 1, 2008	2008 Series ET Bonds	July 1, 2008
June 1, 2008	2008 Series G Bonds	October 1, 2008
July 1, 2008	2008 Series KT Bonds	October 1, 2008
October 1, 2008	2008 Series J Bonds	December 1, 2008
December 1, 2008	2008 Series LT Bonds	March 15, 2009
March 15, 2009	2009 Series BT Bonds	November 1, 2009
November 1, 2009	2009 Series CT Bonds	August 1, 2010
August 1, 2010	2010 Series B Bonds	December 1, 2010
September 1, 2010	2010 Series A Bonds	December 1, 2010
December 1, 2010	2010 Series CT Bonds	March 1, 2011
March 1, 2011	2011 Series AT Bonds	May 15, 2011
May 15, 2011	2011 Series B Bonds	August 1, 2011
August 1, 2011	2011 Series GT Bonds	June 20, 2012
August 15, 2011	2011 Series D, 2011 Series E and 2011 Series F Bonds	June 20, 2012
September 1, 2011	2011 Series H Bonds	June 20, 2012
June 20, 2012	2012 Series A and B Bonds	March 15, 2013
March 15, 2013	2013 Series A Bonds	August 1, 2013
August 1, 2013	2013 Series B Bonds	June 1, 2014

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

June 1, 2014	2014 Series A and B Bonds	July 1, 2014
July 1, 2014	2014 Series D and E Bonds	March 1, 2015
March 1, 2015	2015 Series A Bonds	May 1, 2016
May 1, 2016	2016 Series A Bonds	August 1, 2017
August 1, 2017	2017 Series B Bonds	May 1, 2018
May 1, 2018	2018 Series A Bonds	February 1, 2019
February 1, 2019	2019 Series A and B Bonds	February 1, 2020
February 1, 2020	2020 Series A and B Bonds	March 1, 2021
April 1, 2020	2020 Series C Bonds	March 1, 2021
March 1, 2021	2021 Series A and B Bonds	February 1, 2022
February 1, 2022	2022 Series A and Green Series B Bonds	March 1, 2023

(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.
(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.
(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.
(d) Recording and filing information for this Supplemental Indenture has not been set forth in a subsequent Supplemental Indenture.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURE DATED AS OF MARCH 1, 2023.	Further, pursuant to the terms and provisions of the Original Indenture, a Supplemental Indenture dated as of March 1, 2023 providing for the terms of bonds to be issued thereunder of 2023 Series A and Series B has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on March 10, 2023 (Filing No. 20230313000092-7), has been filed and recorded in the Office of the Surface Transportation Board on March 9, 2023 (Recordation No. 5485-UUUUUU), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

		LIBER/
COUNTY	RECORDED	INSTRUMENT NO.	PAGE
Genesee County Michigan	3/10/2023	202303100010973	--
Gratiot County Michigan	3/10/2023	01116	–01140-01181
Huron County Michigan	3/10/2023	1809	97
Ingham County Michigan	3/10/2023	2023-013506	--
Lapeer County Michigan	3/10/2023	3340	936
Lenawee County Michigan	3/10/2023	2651	0669
Livingston County Michigan	3/10/2023	2023R-003841	--
Macomb County Michigan	3/10/2023	29036	501

Mason County Michigan	3/10/2023	2023R01351	--
Midland County Michigan	3/10/2023	01663	00670
Monroe County Michigan	3/10/2023	2023R03223	--
Montcalm County Michigan	3/10/2023	2023R-02697	--
Oakland County Michigan	3/13/2023	58473	156
Sanilac County Michigan	3/10/2023	1551	728
St. Clair County Michigan	5/1/2023	5617	768
Tuscola County Michigan	3/10/2023	01527	00604-00645
Washtenaw County Michigan	3/10/2023	5513	417
Wayne County Michigan	3/10/2023	58115	171

RECORDING OF CERTIFICATES OF PROVISION FOR PAYMENT	Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

PART III.

THE TRUSTEE

TERMS AND CONDITIONS OF ACCEPTANCE OF TRUST BY TRUSTEE	The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

PART IV.

MISCELLANEOUS

CONFIRMATION OF SECTION 318(c) OF TRUST INDENTURE ACT	Except to the extent specifically provided therein, no provision of this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN COUNTERPARTS	THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM	IN WITNESS WHEREOF, DTE ELECTRIC COMPANY AND THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

[Remainder of this page intentionally left blank]

EXECUTION BY
COMPANY	DTE ELECTRIC COMPANY
By: /s/Christopher J. Allen
Name: Christopher J. Allen
Title: Vice President and Treasurer

Attest:

By: /s/Sarah M. Bello
Name: Sarah M. Bello
Title: Assistant Corporate Secretary

Signed and delivered by
DTE ELECTRIC COMPANY
in the presence of:

/s/Kathleen M. Hier
Name: Kathleen M. Hier

/s/Daniel T. Richards
Name: Daniel T. Richards

STATE OF MICHIGAN	)
	)	SS
COUNTY OF WAYNE	)

ACKNOWLEDG- MENT OF EXECUTION BY COMPANY	On this 31st day of May 2023, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared Christopher J. Allen, to me personally known, who, being by me duly sworn, did say that he does business at One Energy Plaza, Detroit, Michigan 48226 and is the Vice President and Treasurer of DTE ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; and that said instrument was signed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Christopher J. Allen acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/Katie S. Glover
Katie S. Glover
Notary Public, Wayne County, MI
Acting in Wayne
My Commission Expires: May 4, 2025

EXECUTION BY
TRUSTEE	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By: /s/Nancy L. Packard
Name: Nancy L. Packard
Title: Authorized Officer

Attest:

By: /s/Alexis M. Johnson
Name: Alexis M. Johnson
Title: Vice President

STATE OF MICHIGAN	)
	)	SS
COUNTY OF WAYNE	)

ACKNOWLEDGMENT OF EXECUTION BY TRUSTEE	On this 31st day of May 2023, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared Nancy L. Packard to me personally known, or proved to me on the basis of satisfactory identification and who, being by me duly sworn, did say that her business office is located at 500 Ross Street, 12th Floor, Pittsburgh, PA 15262 and she is an Authorized Officer of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., one of the corporations described in and which executed the foregoing instrument; and that said instrument was signed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said Authorized Officer acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/Katie S. Glover
Katie S. Glover
Notary Public, Wayne County, MI
Acting in Wayne
My Commission Expires: May 4, 2025

STATE OF MICHIGAN	)
	)	SS
COUNTY OF WAYNE	)

AFFIDAVIT AS TO CONSIDERATION AND GOOD FAITH	Christopher J. Allen, being duly sworn, says: that he is the Vice President and Treasurer of DTE ELECTRIC COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

By: /s/Christopher J. Allen
Name: Christopher J. Allen
Title: Vice President and Treasurer

Sworn to before me this 31st day of May 2023

(Notarial Seal)	/s/Katie S. Glover
Katie S. Glover
Notary Public, Wayne County, MI
Acting in Wayne
My Commission Expires: May 4, 2025

This instrument was drafted by:
Choi T. Portis, Esq.
One Energy Plaza
1610 WCB
Detroit, Michigan 48226

When recorded return to:
Choi T. Portis, Esq.
One Energy Plaza
1610 WCB
Detroit, Michigan 48226